AGREEMENT

     This is a joint venture agreement between Florida Gaming
Corporation, a Delaware corporation ("FGC"), and Centrum X
Corporation, a Delaware  Corporation ("CXC").

                            RECITAL

     FGC and CXC desire to enter into mutually beneficial arrangements providing for the identification and development of, and the basis for their joint participation in, gaming and other related economic development projects with Native American tribes.

                            AGREEMENT

     In consideration of the mutual promises contained herein and other valuable consideration, FGC and CXC agree as follows:

     1. IDENTIFICATION OF BUSINESS OPPORTUNITIES. CXC agrees to use its best efforts to identify, investigate and develop certain opportunities to develop, finance, construct, manage and operate economic development projects with Indian tribes, including facilities for Class II and Class III gaming within the meaning of the Indian Gaming Regulatory Act of 1988 ("IGRA") and the rules promulgated thereunder.

     2. MANAGEMENT AGREEMENTS. CXC and FGC shall cooperate in negotiating with tribal authorities the terms and conditions of a management agreement and any collateral agreements (within the meaning of IGRA) governing the development, financing, construction, management, and operation of tribal gaming facilities and other economic ventures (collectively, the "Management Agreement"). FGC shall have the right to participate in the negotiation of the Management Agreement.

     3. RIGHT OF FIRST REFUSAL. FGC shall have the sole and exclusive right and first opportunity to pursue and enter into all potential gaming or other economic opportunities that CXC currently has or that CXC or any of its affiliates may identify, investigate, or develop in the future, specifically including, without limitation, potential gaming or other economic opportunities with the Tonkawa Tribe of Oklahoma. To allow FGC to exercise its right of first refusal, CXC shall deliver to FGC, in writing, a detailed description of all material terms and conditions of any proposed gaming project with a Native American tribe ("Tribe") or other party as soon as practicable after substantive discussions with the Tribe or other party, but in any event sufficiently before the execution of a Management Agreement to give FGC a meaningful opportunity to participate in the negotiation thereof. Upon the delivery of the foregoing proposal to FGC, FGC shall have 30 days in which to respond to CXC, in writing, to agree or decline to participate in the proposed project. If FGC agrees to participate, FGC shall assume, and CXC shall assign, transfer and fully convey, all of CXC's rights with respect to the project to a newly organized corporation or other entity ("Subsidiary") to be jointly owned by FGC and CXC, as provided in paragraph 4. If FGC declines to participate, CXC shall be free to pursue the project, provided, however, that if the terms and conditions of a Management Agreement with the Tribe with respect to the proposed project differ materially from those previously delivered to FGC for its acceptance or declination, CXC shall deliver such Management Agreement to FGC and FGC shall have an additional 30 days in which to agree or refuse to participate in the project on the terms and conditions set forth in the Management Agreement.

     4. SUBSIDIARY. Subsidiary shall be the party to any Management Agreement with a Tribe in which FGC elects to participate under paragraph 3 and shall serve as "manager" or in such other capacities as Management Agreements may provide. FGC shall own an 80% equity interest in Subsidiary, and CXC and its affiliates or such persons as CXC shall designate shall own a 10% equity interest, Louis J. Pleeter shall own a 5% interest and Dr. Marvin Reinberg shall own a 5% interest in Subsidiary. W. Bennett Collett shall serve as Chairman and Chief Executive Officer and Robert Frederick shall serve as President, respectively, of Subsidiary. The board of directors of Subsidiary shall consist of five members. FGC shall nominate and elect three directors and CXC and its affiliates shall nominate and elect two directors. FGC and CXC agree to enter into an agreement setting forth the terms and conditions governing the rights of holders of equity interests in the Subsidiary and other matters. The 20% equity interest shall not be obligated to pay back the financing.

     5. BUSINESS DEVELOPMENT EXPENSES. FGC and CXC each agree to pay their own expenses incurred by representatives of CXC and FGC in connection with the identification, investigation and development of, and the negotiation of Management Agreements governing, business opportunities contemplated hereby, including reasonable expenses for travel, telephone, and attorneys' fees.

     6. PROJECT FINANCING. FGC agrees to provide funds to finance the construction and equipping of gaming and other facilities and other related expenses in connection with tribal gaming ventures undertaken by Subsidiary. Unless otherwise agreed by FGC, the Management Agreement shall give FGC the discretion to provide funds in the form of direct capital contributions, loans to Subsidiary, loans to Tribe, or a combination of such capital contribution and loans, provided that such financing shall be on commercially reasonable terms.

     7. ASSIGNMENT. Except as provided in paragraph 4, neither party may assign any interest in this Agreement without prior written consent of the other party.

     8. CONFIDENTIALITY. FGC and CXC agree that their directors, officers, employees, affiliates, agents and representatives shall maintain in strictest confidence and shall not directly or indirectly divulge, or permit any person under their supervision or control to divulge, directly or indirectly, to any person, firm, corporation or other entity, without prior written consent of the other party to this Agreement, any documents, materials, records, or other information (whether written or oral) of any kind concerning the proposed development of gaming facilities with Tribe, provided, however, that the parties may divulge information as reasonably necessary in connection with the transactions contemplated hereby after consultation with the other parties, and may make such disclosures as may be required, in the opinion of counsel, under federal securities or other law.

     9. TERMINATION. This Agreement shall terminate on June 30, 2000, and shall renew automatically for an additional one-year term on June 30 of each year thereafter, unless either party delivers written notice of nonrenewal to the other party at least 60 days before the next renewal date. In addition, FGC shall have the right to terminate this agreement at any time it determines, at FGC's sole discretion, that the parties have ceased to work constructively together. Upon the FGC's delivery of written notice of termination to CXC, or the expiration of the term of this Agreement, the parties shall be released from any financial commitments provided in this Agreement; provided, however, that the termination of this Agreement shall not affect (a) FGC's right to agree to participate in a proposed project presented to FGC by CXC in accordance with paragraph 3 before the date of such termination, or (b) the obligations of any Subsidiary under any Management Agreement or the rights of any owner or an equity interest of a Subsidiary under any organizational document or agreement relating to the Subsidiary.

     10. NOTICES. All notices required or referenced by this Agreement shall be hand delivered or sent by U.S. certified mail, return receipt requested, or some other form of delivery requiring signature by the person receiving the delivery. All notices shall be deemed delivered upon the earlier of the date the receiving party signs the return receipt or five (5) days after the notice is postmarked.

     11. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and shall not be modified or amended except in writing signed by or on behalf of the parties hereto.

     12. GOVERNING LAW. The validity, construction, interpretation and enforcement of this Agreement shall be governed by the laws of the State of Florida.

     13. COUNTERPARTS. The Agreement may be executed in several counterparts, each of which shall be an original copy hereof but all of which together shall constitute the same instrument.

     14. HEADINGS. The headings used in this Agreement have been included for ease of reference, and shall not be considered in the interpretation or construction of this Agreement.

     15. SEVERABILITY. If any provision of this Agreement or its application shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all other applications of that provision and of all other provisions and applications thereof shall not in any way be affected or impaired. If any court shall determine that any provision of this Agreement is in any way unenforceable, such provision shall be reduced to whatever extent is necessary to make such provision enforceable.

     IN WITNESS WHEREOF the parties have duly executed this Agreement on this 21st day of June, 1995.


                              FLORIDA GAMING CORPORATION


                              By:/s/ W. Bennett Collett
                                 W. Bennett Collett
                                 Chairman and Chief Executive
                                 Officer

                              Date: June 21, 1995


                              CENTRUM X CORPORATION


                              By:/s/ Robert Fredericks
                                 Robert Fredericks
                                 Chairman

                              Date: June 21, 1995